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Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of AEP Industries Inc. (the "Company") on Form 10-Q for the three months ended July 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Brendan Barba, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 15, 2003

/s/  J. BRENDAN BARBA

J. Brendan Barba
Chief Executive Officer

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Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of AEP Industries Inc. (the "Company") on Form 10-Q for the three months ended July 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul M. Feeney, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated September 15, 2003

/s/  PAUL M. FEENEY

Paul M. Feeney
Chief Financial Officer

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  Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
  Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002